VAN KAMPEN RETIREMENT STRATEGY TRUST,
on behalf of each of its series,
Van Kampen 2050 Retirement Strategy Fund
Van Kampen 2045 Retirement Strategy Fund
Van Kampen 2040 Retirement Strategy Fund
Van Kampen 2035 Retirement Strategy Fund
Van Kampen 2030 Retirement Strategy Fund
Van Kampen 2025 Retirement Strategy Fund
Van Kampen 2020 Retirement Strategy Fund
Van Kampen 2015 Retirement Strategy Fund
Van Kampen 2010 Retirement Strategy Fund
Van Kampen In Retirement Strategy Fund
(each, a “Fund”)

Supplement dated December 30, 2009
to the Prospectus
dated December 30, 2009

On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (“Transaction”) includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid-2010.

Under the Investment Company Act of 1940, the closing of the Transaction will cause each Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, it is expected that each Fund’s Board of Trustees (together the “Boards”) will consider the approval of changes to each Fund that affects its investment adviser, other service providers, governing documents and agreements that conform each Fund to Invesco’s service model for investment management. If approved by the Boards, matters will be submitted to the shareholders of such Fund for their approval.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
RSSPT2 12/09